 Filed Pursuant to Rule 497(e)
Registration No. 333-81209

THE GABELLI UTILITIES FUND

Supplement dated July 1, 2021

to

The Gabelli Utilities Fund’s Statutory Prospectus dated April 30, 2021 and Statement of Additional Information dated April 30, 2021

This supplement amends certain information in the Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated April 30, 2021, of The Gabelli Utilities Fund (the “Fund”). Unless otherwise indicated, all other information included in the Prospectus and SAI, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus or SAI, as applicable.

Change in Portfolio Managers

Effective July 1, 2021, Mr. Jose Garza resigned as an employee of the Adviser, and Messrs. Justin Bergner and Brett Kearney have been added to the Fund’s portfolio management team.

Please note the following changes to the Prospectus:

The following paragraph replaces the disclosure in the section entitled “Management – The Portfolio Managers” on page 7:

Mr. Mario J. Gabelli, CFA, Chief Investment Officer — Value Portfolios of the Adviser, has served as portfolio manager of the Fund since its inception on August 31, 1999. Mr. Timothy M. Winter, CFA, has served as an associate portfolio manager of the Fund since May 2018. Messrs. Jose Garza and Brett Kearney have served as associate portfolio managers of the Fund since July 1, 2021.

The third paragraph beginning with “Mr. Jose Garza …” under the section entitled “Management of The Fund – The Portfolio Managers” on page 15 is deleted in its entirety, and the following is added after the second paragraph of this section:

Mr. Justin Bergner joined the portfolio management team as an associate portfolio manager effective July 1, 2021. Mr. Bergner has been a research analyst at GAMCO Investors, Inc. since 2013. Mr. Bergner graduated cum laude from Yale University with a BA in Economics & Mathematics and received an MBA in Finance and Accounting from the Wharton School at the University of Pennsylvania.

Mr. Brett Kearney also joined the portfolio management team as an associate portfolio manager effective July 1, 2021. Mr. Kearney joined the GAMCO Investors, Inc. as a research analyst in in 2017. Mr. Kearney graduated from Washington and Lee University with a BS in Business Administration, and received an MBA from the Value Investing Program at Columbia Business School. He is a Chartered Financial Analyst.

Please also note the following changes to the SAI:

In the section entitled “Investment Advisory and Other Services– Other Accounts Managed”, information relating to Mr. Garza is deleted in its entirety, and the following is added with information as of March 31, 2021:

EXCLUDES THE GABELLI UTILITIES FUND:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Justin Bergner	Registered Investment Companies:	2	$348.4 million	1	$327.7 million
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	11	$2.6 million	0	$0

Brett Kearney	Registered Investment Companies:	1	$327.7 million	1	$327.7 million
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	3	$0.8 million	0	$0

In the section entitled “Investment Advisory and Other Services – Portfolio Manager Information”, the sub-section entitled “Compensation Structure for Jose Garza” is deleted in its entirety and is replaced with the following:

Compensation Structure for Justin Bergner and Brett Kearney

The compensation of Mr. Bergner and Mr. Kearney is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. Each receives a compensation package that includes a minimum draw or base salary, equity based incentive compensation via awards of stock options and restricted stock, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing the Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective Portfolio Manager’s compensation) allocable to the Fund (the incentive based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). These methods of compensation are based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity based incentive and incentive based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the portfolio manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short term performance.

In the section entitled “Investment Advisory and Other Services – Portfolio Manager Information – Ownership of Shares in the Fund”, information relating to Mr. Garza is deleted in its entirety, and the following table is added:

Name	Dollar Range of Equity Securities Held in the Fund*
Justin Bergner	D
Brett Kearney	A

*Key to Dollar Ranges – Information as of March 31, 2021

A.       None

B.       $1 - $10,000

C.       $10,001 - $50,000

D.       $50,001 - $100,000

E.       $100,001 - $500,000

F.       $500,001 - $1,000,000

G.       Over $1,000,000

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE